Note 15 - Reconciliation of Expected Income Tax Expense at Statutory Federal Income Tax Rate to Effective income Tax Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Expected federal income tax expense	$ 8,625	$ 8,218
Stock-based compensation	472	605
Non-deductible expenses	329	60
State tax expense, net of federal tax effect	484	442
Federal credits	(96)	(53)
Other	(139)	80
Income tax expense	$ 9,675	$ 9,352